EXHIBIT 10.10


                 INCENTIVE COMPENSATION AND EMPLOYMENT AGREEMENT


THIS AGREEMENT, is made and entered into as of the 23rd day of November, 1999, by and between XDOGS.COM, INC., a Nevada corporation (the "Company"), and Kent Rodriguez ("Executive").

                                    RECITALS


WHEREAS, Executive has been the Chairman and Chief Executive Officer of the Company since January 1997;

WHEREAS, the Company desires to grant incentive compensation to Executive to cause him to remain in the employ of the Company on the terms and subject to the conditions set forth herein;

WHEREAS, each of the parties acknowledges that he or it is receiving good and valuable consideration for entering into this Agreement, and Executive acknowledges that this Agreement was negotiated between the parties hereto; and

WHEREAS, Executive has received a copy of this Agreement prior to executing it.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                         EMPLOYMENT; POSITION AND DUTIES

1.1. EFFECTIVE DATE. This Agreement shall govern the terms and conditions of Executive's employment commencing as of the date hereof (the "Effective Date").

1.2. RETENTION PERIOD. The Company agrees to continue the Executive in its employ as President and Chief Executive Officer, and the Executive agrees to remain in the employ of the Company, for the period (the "Retention Period") commencing on the Effective Date and ending on the earlier of the fifth anniversary date of this Agreement or the date of any termination of the Executive's employment in accordance with Article III of this Agreement.

1.3. POSITION.

     (a) No Reduction in Position. During the Retention Period, the Executive's position (including titles), authority and responsibilities as an executive officer of the Company shall be at least commensurate with the highest of those held or exercised by him at any time during the ninety (90)-day period immediately preceding the Effective Date.

     (b) Business Time. During the Retention Period, the Executive shall devote his full business time during normal business hours to the business and affairs of the Company and use his best efforts to perform faithfully and efficiently the responsibilities assigned to him hereunder, to the extent necessary to discharge such responsibilities, except for the following:

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          (i) reasonable time spent in serving on corporate, civic or charitable boards or committees of the nature similar to those on which the Executive served during the ninety (90)-day period immediately preceding the Effective Date, or otherwise approved by the Board, in each case only if and to the extent not substantially interfering with the performance of such responsibilities; and

          (ii) periods of vacation and sick leave to which he is entitled.

     It is expressly understood and agreed that the Executive's continuing to serve on any boards and committees on which he is serving or with which he is otherwise associated immediately preceding the Effective Date shall not be deemed to interfere with the performance of the Executive's services to the Company.

     (c) Office and Support Staff. During the Retention Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive at any time during the ninety (90)-day period immediately preceding the Effective Date.

1.4. DUTIES. Executive shall be responsible for planning, directing, coordinating and controlling the daily operations of the Company directly or through either executive officers to be appointed by the Board of Directors or employees to be retained by the Executive. Executive shall be responsible for all aspects of the daily operations of the Company, including the hiring and firing of employees, the determination of employees' salaries within salary guidelines approved by the Board of Directors of the Company, organizational structure, staffing within approved budgets, approving expense reports, and such other duties and functions as are reasonably assigned to him by the Board.


                                   ARTICLE II.

                         COMPENSATION AND STOCK OPTIONS

2.1. CASH COMPENSATION. The Company agrees that it will pay Executive initially at the rate of Sixty Thousand Dollars ($60,000.00) per year, payable monthly, less any applicable withholdings or deductions. Executive's cash compensation is subject to review and adjustment in the sole discretion of the Company.

2.2. OTHER BENEFITS. The Company agrees that Executive is entitled to various fringe benefits in connection with his employment. The Company agrees that Executive is entitled to twenty (20) days of vacation per calendar year, and that such vacation shall be carried over from year to year if not used. In addition, the Company agrees that Executive is entitled to fifteen (15) days of sick leave per calendar year, and that such sick leave shall not be carried over from year to year if not used. Executive's vacation and sick leave days shall be made available to Executive beginning on January 1 of each calendar year. For any partial calendar year during which this Agreement is effective, the number of vacation days and sick days to which the Executive is entitled for such partial calendar year shall be pro-rated. The Company agrees that Executive is entitled to eight (8) paid holidays per year in addition to his vacation days and sick leave. The Company and the Executive agree that such holidays shall be mutually determined by the Company and the Executive. The Company agrees to provide health insurance coverage for Executive and all of his dependents and to pay all premiums in connection with that health insurance coverage. The Company agrees to reimburse qualifying dental expenses incurred by Executive on his own behalf or on behalf of any of his dependents in an amount of up to One Thousand and 00/100 Dollars ($1,000.00) per person per year. The Company agrees to

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


provide short-term disability insurance coverage for Executive which shall pay Executive's full cash compensation for a period of ninety (90) days upon Executive becoming disabled; all premiums for such short-term disability insurance shall be paid by the Company. The Company agrees to provide long-term disability insurance coverage for Executive which shall pay Executive's full cash compensation upon Executive becoming disabled for the remainder of the term of Executive's employment with the Company and at the rate of 60% of Executive's annual cash compensation for the period after the five-year term has ended and until Executive reaches age 65; all premiums for such long-term disability insurance shall be paid by the Company. The Company agrees to provide term life insurance coverage for Executive with a death value benefit of One Million and 00/100 Dollars ($1,000,000.00); all premiums for such term life insurance shall be paid by the Company.

2.3. STOCK OPTIONS UNDER 1999 COMBINED INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN.

     (a) General Terms of Stock Options. On the Effective Date, the Company shall grant to Executive non-statutory stock options ("Options") under the XDOGS.COM, INC. 1999 Combined Incentive and Non-Statutory Stock Option Plan ("Plan") to purchase a total of Four Hundred Fifty Thousand (450,000) shares of the $0.01 per share par value common stock ("Common Stock") of the Company. The number of shares of Common Stock to be subject to the Options shall be subject to adjustment as provided in Section 2.3(c) of this Agreement. The Options shall be evidenced by three separate Agreements each substantially in the form of the Non-Statutory Stock Option Agreement attached hereto as Exhibit A (collectively, "Option Agreements"). Each of the Option Agreements shall provide for the right to purchase 150,000 shares of Common Stock, with one Option Agreement providing for an initial exercise price of $1.00 per share, the other providing for an initial exercise price of $2.00 per share, and the remaining Option Agreement providing for an initial exercise price of $3.00 per share (collectively, the "Exercise Prices"). Such Exercise Prices shall be subject to adjustment as provided in Section 2.3(c) of this Agreement. The Options shall expire and be of no further force and effect if not exercised within five (5) years of the date of their grant.

     (b) Timing of Vesting of Stock Options. After the grant of the Options, the Options shall vest and become exercisable on the first to occur of either
     (i) the first anniversary date of the date the Options are granted or (ii) the last day in any period of twenty (20) consecutive trading days during which the "Fair Market Value" of the Common Stock (as such term is hereinafter defined) equals or exceeds on each of those trading days a per share amount equal to the respective Exercise Prices of the Options multiplied by two. By way of example, and not by way of limitation, if the Fair Market Value for each of the twenty (20) consecutive trading days ending on June 19, 2000 is $2.25 per share, the Options with a then-effective Exercise Price of $1.00 shall become fully vested, but the Options with Exercise Prices of $2.00 and $3.00 shall not vest. By way of further example and not by way of limitation, if the Fair Market Value for each of the twenty (20) consecutive trading days ending on June 19, 2000 is $5.50 per share, the Options with then-effective Exercise Prices of $1.00 and $2.00 shall become fully vested, but the Options with an Exercise Price of $3.00 shall not vest.

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


     (c) Adjustments. If the Options are granted subsequent to any change in the number of outstanding shares of Common Stock of the Company occurring by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate and proportionate adjustment to the number of shares of Common Stock underlying the Options and the Exercise Price so that Executive shall be entitled to Options for the same aggregate Exercise Price as he would have received if the Options were granted before such recapitalization event occurred. By way of example, and not by way of limitation, if the Company effects a two-for-one split of its Common Stock, the total number of shares of Common Stock subject to the Options shall be equal to 900,000 shares, and the Exercise Prices shall be $0.50 per share (instead of $1.00), $1.00 (instead of $2.00), and $1.50 (instead of $3.00). No adjustment shall be made under this Section 2.3(c) upon the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all of the Company's shareholders on a proportionate basis.

     (d) Fair Market Value. As used herein, the term "Fair Market Value" means
     (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (ii) if the Common Stock is not so listed or admitted but transactions in the Common Stock are reported on The Nasdaq Stock Market, the closing price quoted on The Nasdaq Stock Market on such day, or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on The Nasdaq Stock Market, and bid and asked prices therefor in the domestic over-the-counter market are reported by the National Quotation Bureau, Incorporated (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by the National Quotation Bureau, Incorporated (or any comparable reporting service), or (iv) if the Common Stock is not listed on any national securities exchange or quoted on The Nasdaq Stock Market or in the domestic over-the-counter market, the fair value of the Common Stock determined by the Board of Directors or the Committee in good faith in the exercise of its reasonable discretion.


2.4. STOCK OPTIONS UNDER 1999 DIRECTOR AND SPECIAL ADVISOR STOCK OPTION PLAN. On the Effective Date, the Company shall grant to Executive non-statutory stock options ("Director Options") under the XDOGS.COM, Inc. 1999 Director and Special Advisor Stock Option Plan ("Director Plan") to purchase One Hundred Thousand (100,000) shares of the Common Stock of the Company. The number of shares of Common Stock to be subject to the Director Options shall be subject to adjustment as provided in the Director Plan. The Director Options shall be evidenced by an Agreement in the form of the Agreement attached hereto as Exhibit B ("Director Options Agreement"). The Director Options Agreement shall provided for an initial exercise price of 100% of the Fair Market Value of one share of Common Stock on the date of grant. Subject to the terms of the Director Options Agreement, the Director Options granted to Executive shall vest and become fully exercisable one (1) year after the date of grant. The Director Options shall expire and be of no further force and effect if not exercised within five (5) years of their date of grant. Upon termination of the Executive's status as a Director of the Company for any reason other than his death, any unvested Director Options shall terminate and be immediately forfeited. Upon termination of the Executive's status as a Director of the Company for any reason other than his death, any vested Director Options may be exercised within one hundred eighty days (180) days of termination. If Executive dies while serving as a Director of the Company, the Director Options shall immediately vest and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of the Director Options.

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


2.5. INVESTMENT BANKING OPTIONS. If Executive is responsible, in the discretion of the Company's Board of Directors, for successfully obtaining debt and/or equity financing for the Company, the Company shall grant to Executive options ("Investment Banking Options") to acquire a number of shares of Common Stock equal to (i) five percent (5%) of the amount of gross funds invested in the Company divided by (ii) the average of the per share Fair Market Value of the Company's Common Stock for the twenty (20) consecutive trading days immediately preceding the date such financing is closed. The per share exercise price of the Investment Banking Options shall be the average of the per share Fair Market Value of the Company's Common Stock for the twenty (20) consecutive trading days immediately preceding the date such financing is closed. The Investment Banking Options shall automatically vest and become exercisable on the first anniversary date of the date of their grant and shall otherwise contain such terms and conditions to which Executive and the Company shall mutually agree.


                                  ARTICLE III.

                                   TERMINATION

3.1. EVENTS OF TERMINATION.

     (a) Death or Disability. The Executive's employment with the Company shall terminate automatically upon his death. The Company may terminate Executive's employment during the Retention Period, after having established the Executive's "Disability" (as such term is hereinafter defined), by giving the Executive written notice of its intention to terminate his employment, and his employment with the Company shall terminate effective on the ninetieth (90th) day after his receipt of such notice if, within ninety (90) days after such receipt, the Executive shall fail to return to full-time performance of his duties as described in this Agreement. For purposes of this Agreement, "Disability" means disability which, after the expiration of more than twenty-six (26) weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or his legal representatives (such agreement to acceptability not to be withheld unreasonably).

     (b) Voluntary Termination. Notwithstanding anything in this Agreement to the contrary, the Executive may, upon not less than ten (10) business days' advance written notice to the Company, voluntarily terminate employment during the Retention Period for any reason, provided that any termination by the Executive pursuant to Section 3.1(d) of this Agreement on account of "Good Reason" (as defined therein) shall not be treated as a voluntary termination under this Section 3.1(b).

     (c) Cause. The Company may terminate the Executive's employment during the Retention Period for "Cause," as such term is hereinafter defined. For purposes of this Agreement, "Cause" means (i) gross misconduct on the Executive's part which is demonstrably willful and deliberate and which results in material damage to the Company's business or reputation or (ii) repeated material violations by the Executive of his obligations under
     Section 1.4 of this Agreement which violations are demonstrably willful and deliberate; provided that, in each case, the Company has given the Executive written notice of the gross misconduct and/or material violations and the Executive has failed to cure such misconduct and/or violations within ninety (90) days of such written notice.

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


     (d) Good Reason. The Executive may terminate his employment during the Retention Period for "Good Reason." For purposes of this Agreement, "Good Reason" means the following:

          (i) a good faith determination by the Executive that, without his prior written consent, the Company or any of its officers has taken or failed to take any action (including, without limitation, (A) exclusion of the Executive from consideration of material matters within his area of responsibility, other than an insubstantial or inadvertent exclusion remedied by the Company promptly after receipt of notice thereof from the Executive, (B) statements or actions which undermine the Executive's authority with respect to other employees of the Company or reduce his standing with his peers, other than an insubstantial or inadvertent statement or action which is remedied by the Company promptly after receipt of the notice thereof from the Executive, (C) a pattern of discrimination against or harassment of the Executive or persons under his supervision, and (D) the subjection of the Executive to procedures not generally applicable to other similarly situated executives) which changes the Executive's position (including titles), authority or responsibilities under Article I of this Agreement or reduces the Executive's ability to carry out his duties and responsibilities under Section 1.3 of this Agreement;

          (ii) any failure by the Company to comply with any of the provisions of Section 1.3 of this Agreement, other than an insubstantial or inadvertent failure remedied by the Company promptly after receipt of notice thereof from the Executive;

          (iii) the Company's requiring the Executive to be principally employed at any location more than thirty-five (35) miles further from his principal residence than the location at which the Executive was employed immediately preceding the Effective Date;

          (iv) the Company's decreasing the cash compensation or other benefits available to the Executive by an amount (or monetary equivalent) of at least ten percent (10%); or

          (v) any failure by the Company to obtain the assumption of and agreement to perform this Agreement by a successor as contemplated by
          Section 5.6 of this Agreement.

     (e) Without Cause. The Company shall give Executive at least fifteen (15) business days' advance written notice of any termination of Executive's employment which is not for Cause and not on account of Executive's Disability.

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     (f) Notice of Termination. Any termination of Executive's employment by the
     Company for Cause or by the Executive for Good Reason during the Retention Period shall be communicated by "Notice of Termination" (as such term is hereinafter defined) to the other party hereto given in accordance with
     Section 5.1 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice given, (i) in the case of a termination by the Company for Cause, within ten (10) business days after the Executive has failed to cure the misconduct or violations of which he was provided written notice by the Company under Section 3.1(c) of this Agreement, and
     (ii) in the case of a termination by Executive for Good Reason, within one hundred eighty (180) calendar days of the Executive's having actual knowledge of the events giving rise to such termination. In either case (i) or (ii), the Notice of Termination shall (x) indicate the specific termination provision in this Agreement relied upon, (y) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (z) if the termination date is other than the date of receipt of such notice, specify such termination date (which date shall be not more than fifteen (15) calendar days after the giving of such notice). The failure by the Executive to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive hereunder or preclude the Executive from asserting such fact or circumstance in enforcing his rights hereunder.

     (g) Date of Termination. For purposes of this Agreement, the term "Date of Termination" means (i) in the case of a termination for which a Notice of Termination is required, the date of receipt of such Notice of Termination or, if later, the date specified therein, and (ii) in all other cases, the actual date on which the Executive's employment terminates during the Retention Period.

3.2. Obligations of the Company upon Termination.

     (a) Death or Disability. If the Executive's employment is terminated during the Retention Period by reason of the Executive's death or Disability, this Agreement shall terminate without further obligations by the Company to the Executive's legal representatives or the Executive under this Agreement other than the following:

          (i) the Company shall pay to the Executive or his legal representative(s) an amount equal to the aggregate cash compensation Executive would have received for the remainder of the five-year term of employment had the amount of the annual cash compensation that Executive would have received for the remainder of such five-year term been equal to the annual cash compensation Executive was receiving as of the Date of Termination, such amount to be paid by the Company within thirty (30) days after the Date of Termination;

          (ii) upon the Date of Termination, the Options and the Director Options shall become fully vested, and the Executive or his legal representative(s) may exercise all or any portion of the Options and/or the Director Options for a period of one (1) year after the Date of Termination in the event of the Executive's death or one hundred eighty (180) days after the Date of Termination in the event of the Executive's Disability (but in neither case later than the expiration date of the Options and/or the Director Options), at which time any unexercised Options and Director Options shall terminate and be of no further force or effect;

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          (iii) the Executive shall be entitled to all other compensation and benefits accrued hereunder through the Date of Termination, including, for this purpose (A) any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Company, (B) any other amounts or benefits owing to the Executive under any of the Company's incentive compensation plans, stock option plans, restricted stock plans or other similar plans, and
          (C) any amounts or benefits owing to the Executive under any of the Company's employee benefit plans or policies; and

          (iv) the Company shall continue to provide health insurance coverage for all of the Executive's dependents until each dependent reaches age 18 and shall continue to pay the cost of any premiums for such health insurance.

     (b) Cause or Voluntarily. If the Executive's employment is terminated during the Retention Period by reason of Cause pursuant to Section 3.1(c) or voluntarily by the Executive pursuant to Section 3.1(b), this Agreement shall terminate without further obligations by the Company to the Executive under this Agreement other than those obligations accrued hereunder through the Date of Termination, consisting of the following:

          (i) the Company shall pay to the Executive an amount equal to the Executive's annual cash compensation in effect on the Date of Termination under Section 2.1 of this Agreement, such amount to be paid by the Company within thirty (30) days after the Date of Termination;

          (ii) any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Company;

          (iii) any other amounts or benefits owing to the Executive under any of the Company's incentive compensation plans, stock option plans, restricted stock plans or other similar plans; and

          (iv) any amounts or benefits owning to the Executive under any of the Company's employee benefit plans or policies.

     Notwithstanding the foregoing, if the Executive's employment is terminated during the Retention Period for Cause, all Options not yet vested as of the Date of Termination shall terminate and be of no further force or effect, and the Executive shall have ninety (90) days after the Date of Termination (but in no case later than the expiration date of the Options) to exercise any vested portion of the Options, at which time the vested Options which are not then exercised shall terminate and be of no further force or effect.

     (c) Good Reason or Without Cause. If the Executive's employment is terminated during the Retention Period by the Company without Cause and not on account of Executive's Disability, or if the Executive's employment is terminated during the Retention Period by the Executive for Good Reason pursuant to Section 3.1(d), this Agreement shall terminate without further obligations by the Company to the Executive under this Agreement other than the following:

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          (i) the Company shall pay to the Executive an amount equal to the aggregate cash compensation Executive would have received for the remainder of the five-year term of employment had the amount of the annual cash compensation that Executive would have received for the remainder of such five-year term been equal to the annual cash compensation Executive was receiving as of the Date of Termination, such amount to be paid by the Company within thirty (30) days after the Date of Termination;

          (ii) upon the Date of Termination, the Options and Director Options shall become fully vested, and the Executive may exercise all or any portion of the Options and/or Director Options for a period of one year after the Date of Termination (but in no case later than the expiration date of the Options and/or Director Options), at which time any unexercised Options and Director Options shall terminate and be of no further force or effect;

          (iii) the Executive shall be entitled to all other compensation and benefits accrued hereunder through the Date of Termination, including, for this purpose (A) any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Company, (B) any other amounts or benefits owing to the Executive under any of the Company's incentive compensation plans, stock option plans, restricted stock plans or other similar plans, and
          (C) any amounts or benefits owing to the Executive under any of the Company's employee benefit plans or policies; and

          (iv) the Company shall continue to provide health insurance coverage for all of Executive's dependents until each dependent reaches age 18 and shall continue to pay the cost of any premiums for such health insurance.

3.3. SURVIVING RIGHTS. Notwithstanding the termination of Executive's employment, the parties shall be required to carry out any provisions hereof which contemplate performance subsequent to such termination; and such termination shall not affect any liability or other obligation which shall have accrued prior to such termination, including, but not limited to, any liability for loss or damage on account of a prior default.


                                   ARTICLE IV.

                                   ARBITRATION

4.1. ARBITRATION. The Company and Executive agree that any claim or controversy that arises out of or relates to this Agreement, or the breach of it by either party, will be settled by arbitration in Minneapolis, Minnesota in accordance with the rules of the American Arbitration Association that are in effect as of the date the arbitration proceeding is commenced.

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


                                   ARTICLE V.

                               GENERAL PROVISIONS

5.1. NOTICES. All notices, requests, and other communications shall be in writing and except as otherwise provided herein, shall be considered to have been delivered when personally delivered or three (3) days after deposited in the United States Mail, first class, certified or registered, postage prepaid, return receipt requested, addressed to the proper party at its address as set forth below, or to such other address as such party may hereafter designate by written notice to the other party given pursuant to this paragraph:

     (a)  If to the Company, to:              XDOGS.COM, INC.
          3660 IDS Center
          80 South Eighth Street
          Minneapolis, MN  55402
          Attn:  _________________

     (b)  If to Executive, to:                Kent A. Rodriguez
          7020 Lanham Lane
          Edina, MN  55439


5.2. WAIVER, MODIFICATION OR AMENDMENT. No waiver, modification or amendment of any term, condition or provision of this Agreement shall be valid or of any effect unless made in writing, signed by the party to be bound or its duly authorized representative and specifying with particularity the nature and extent of such waiver, modification or amendment. Any waiver by any party of any default of the other shall not effect, or impair any right arising from any subsequent default. Nothing herein shall limit the rights and remedies of the parties hereto under and pursuant to this Agreement, except as hereinbefore set forth.

5.3. ENTIRE AGREEMENT. This Agreement, including any exhibits attached hereto or documents expressly referred to herein, contains the entire agreement between the Company and Executive and supersedes and cancels any and all other agreements, whether oral or in writing, with respect to the matters referred to herein.

5.4. INTERPRETATION AND SEVERANCE. The provisions of this Agreement shall be applied and interpreted in a manner consistent with each other so as to carry out the purposes and intent of the parties hereto, but if for any reason any provision hereof is determined to be unenforceable or invalid, such provision or such part thereof as may be unenforceable or invalid shall be deemed severed from this Agreement and the remaining provisions shall be carried out with the same force and effect as if the severed provision or part thereof had not been a part of this Agreement.

5.5. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

5.6. ASSIGNMENT. Executive acknowledges that Executive's services are unique and personal. Accordingly, Executive may not assign Executive's rights or delegate Executive's duties or obligations under this Agreement. The Company's rights and obligations under this Agreement shall inure to the benefit of and shall be binding on the Company's successors and assigns.

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


5.7. COUNTERPARTS. This Agreement may be executed in counterparts with an executed counterpart to be delivered to the other party. Each such executed counterpart shall be deemed an original but shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XDOGS.COM, INC.                         Executive:


By:
------------------------------------    -------------------------------------
      Signature                         Kent A. Rodriguez


Name Typed or Printed

Its:
------------------------------------
      Title Typed or Printed


MPL1: 302879-4




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                                    EXHIBIT A


                                 XDOGS.COM, INC.
           1999 COMBINED INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT

================================================================================

OPTIONEE:                                Kent A. Rodriguez
GRANT DATE:                              __________, 1999
NUMBER OF OPTION SHARES:                 150,000 Shares
EXERCISE PRICE PER SHARE:                $________ per Share
EXPIRATION DATE:                         [FIVE YEARS AFTER GRANT DATE.]

================================================================================


     THIS AGREEMENT is made as of the Grant Date set forth above by and between XDOGS.COM, INC., a Nevada corporation (the "Company"), and the Optionee named above, who provides services to the Company or an Affiliate of the Company as an employee, consultant, independent contractor, or other service provider (the "Optionee").

     The Company desires, by affording the Optionee an opportunity to purchase shares of its Common Stock, par value $.01 per share (the "Common Stock"), as hereinafter provided, to carry out the purpose of the XDOGS.COM, INC. 1999 Combined Incentive and Non-Statutory Stock Option Plan (the "Option Plan").

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the aggregate number of shares of Common Stock set forth above (the "Option Shares") (such number being subject to adjustment as provided in Section 8 hereof) on the terms and subject to the conditions set forth in this Agreement. This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Purchase Price. The per share purchase price of the Option Shares shall be the Exercise Price Per Share set forth above (such Exercise Price Per Share being subject to adjustment as provided in Section 8 hereof).

     3. Term and Exercise of Option.

          (a) The term of this Option shall commence on the Grant Date set forth above and shall continue until the Expiration Date set forth above, unless earlier terminated as provided herein.

          (b) This Option will become exercisable on the first to occur of either (i) the first anniversary date of the Grant Date or (ii) the last day in any period of twenty (20) consecutive trading days during which the per share Fair Market Value of the Common Stock equals or exceeds on each of those trading days a per share amount equal to the Exercise Price Per Share of the Option multiplied by two.

          (c) To exercise this Option, the Optionee shall give written notice to the Company, to the attention of its President or other designated agent, in substantially the form attached hereto as Exhibit A, and the Optionee shall deliver payment in full for the Option Shares with respect to which this Option is then being exercised, as provided in
          Section 4(a) below.

          (d) Neither the Optionee nor the Optionee's legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any Option Shares for any purpose unless and until certificates for such Option Shares are issued to the Optionee or the Optionee's legal representatives, legatees or distributees under the terms of the Option Plan.

     4. Limitations on Exercise of Option.

          (a) The exercise of this Option will be contingent upon receipt from the Optionee (or the purchaser acting under Section 6(c) below) of the full Exercise Price of such Option Shares. Payment of the Exercise Price shall be made in cash or by a certified or cashier's check. However, in its sole discretion, the Company may accept shares of Common Stock of the Company, including shares issuable upon the exercise of this Option, having an aggregate Fair Market Value on the date of exercise which is not less than the total Exercise Price, or a combination of cash and such shares of Common Stock, in payment of the Exercise Price. No Option Shares will be issued until full payment therefor has been made and the Optionee has executed any and all agreements that the Company may require the Optionee to execute.

          (b) The issuance of Option Shares upon the exercise of this Option shall be subject to all applicable laws, rules, and regulations. If, in the opinion of the Board of Directors of the Company or a Committee of the Board of Directors, (i) the listing, registration, or qualification of the Option Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any regulatory body, or (iii) an agreement of the Optionee with respect to the disposition of the Option Shares, is necessary or desirable as a condition to the issuance or sale of the Option Shares, this Option shall not be exercised and/or Option Shares shall not be sold unless and until such listing, registration, qualification, consent, approval or agreement is effected or obtained in form satisfactory to the Board of Directors or the Committee.

     5. Nontransferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

     6. Termination of Employment.

          (a) Upon termination by the Company of the Optionee's employment with the Company or with an Affiliate for "Cause" (as such term is defined in the Incentive Compensation and Employment Agreement of even date herewith by and between the Company and the Optionee (the "Employment Agreement")), or upon the voluntary termination by the Optionee of his employment with the Company as described in Section 3.1(b) of the Employment Agreement, (i) the unvested portion of this Option shall terminate and be immediately forfeited, and neither the Optionee nor the Optionee's heirs, personal representatives, successors or assigns shall have any future rights with respect to such unvested portion of this Option, and (ii) the vested portion of this Option may be exercised to the same extent that the Optionee would have been entitled to exercise it at the effective date of such termination of the Optionee's employment or other relationship with the Company or with an Affiliate and may be exercised for ninety (90) days after such effective date of termination, but in no case later than the Expiration Date set forth above.

          (b) Upon termination by the Company of the Optionee's employment with the Company without Cause, upon termination of the Optionee's employment with the Company by reason of the Optionee's "Disability" (as such term is defined in the Employment Agreement), or upon termination by the Optionee of the Optionee's employment with the Company for "Good Reason" (as such term is defined in the Employment Agreement), (i) any unvested portion of the Option shall immediately vest upon the "Date of Termination" (as such term is defined in the Employment Agreement), and (ii) the Option may be exercised by the Optionee or by his legal representative(s) for one year after the Date of Termination (but in no case later than the Expiration Date set forth above), at which time the unexercised portion of the Option shall terminate and be immediately forfeited.

          (c) Upon termination of the Optionee's employment with the Company because of the Optionee's death, (i) any unvested portion of the Option shall immediately vest upon the "Date of Termination" (as such term is defined in the Employment Agreement); (ii) the Option may be exercised by the Optionee or by his legal representative(s) for one year after the Date of Termination (but in no case later than the Expiration Date set forth above), at which time the unexercised portion of the Option shall terminate and be immediately forfeited; and (iii) this Option shall be exercisable only by the executors or administrators of the Optionee or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     7. No Right to Continue to Provide Services. This Option will not confer upon the Optionee any right to continue providing services to the Company or an Affiliate of the Company as an employee, consultant, independent contractor, or other service provider, nor will it interfere in any way with the Company's right or the Affiliate's right to terminate the Optionee's employment or other services at any time.

     8. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares, or other similar recapitalization of the Company, there shall be an appropriate and proportionate adjustment to the number of Option Shares and the Exercise Price Per Share hereunder so that the Optionee then shall receive for the aggregate Exercise Price paid by the Optionee upon exercise of this Option the number of shares the Optionee would have received if this Option had been exercised before such recapitalization event occurred. No adjustment shall be made under this Section 8 upon the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

     9. Immediate Acceleration of Option. Notwithstanding any provision in this Option to the contrary, this Option will become exercisable in full immediately if, subsequent to the Grant Date and before the Expiration Date set forth above, any of the following events shall occur while the Optionee is an employee of the Company or to an Affiliate:

          (a) The sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

          (b) The sale or other transfer of greater than fifty percent (50%) of the then outstanding shares of the Company's Common Stock,

          (c) The merger, consolidation, or other combination of the Company with another entity in which the Company is not the surviving entity, or

          (d) The closing of a tender offer for the Company's Common Stock that results in the ownership by a person, entity or group making the tender offer of greater than fifty percent (50%) of the then outstanding shares of Common Stock of the Company.

Notwithstanding any provision in the Option Plan or this Option Agreement to the contrary, the Board of Directors or the Committee shall not have the power or right, either before or after the occurrence of an event described in subparagraphs (a) through (d) above, to rescind, modify or amend the provisions of this Section 9 without the consent of the Optionee.

     10. Interpretation. The interpretation and construction of any provision of the Option Plan and this Option shall be made by the Board of Directors or the Committee and shall be final, conclusive and binding on the Optionee and all other persons.

     11. Definitions; Option Plan Governs. Any capitalized term used herein that is not expressly defined herein shall have the meaning ascribed to it in the Option Plan. This Option is in all respects subject to and governed by all of the provisions of the Option Plan.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name by its duly authorized officer, and the Optionee has executed this Agreement as of the Grant Date set forth above.

     COMPANY:                       XDOGS.COM, INC.


                                    By
                                    --------------------------------------------
                                    Signature


                                    Name Typed or Printed

                                    Its:
                                    --------------------------------------------
                                    Title Typed or Printed


     OPTIONEE:
                                    --------------------------------------------
                                    Kent A. Rodriguez

                                    Address:

                                    7020 Lanham Lane
                                    Edina, MN  55439

                                    SSN: _______-_____-_______

                                    EXHIBIT A
                              NOTICE OF EXERCISE OF
                                  STOCK OPTION

TO:

FROM:

DATE:

RE:  Exercise of Stock Option

     I hereby exercise my option to purchase shares of Common Stock at $______ per share (total exercise price of $ ). This notice is given in accordance with the terms of my Non-Statutory Stock Option Agreement ("Agreement") dated _________. The option price and vested amount is in accordance with Sections 2 and 3 of the Agreement.

Check one:

____ Enclosed is cash, or a cashier's or certified check payable to XDOGS.COM, INC. for the total exercise price of the shares being purchased.

____ Attached is a certificate(s) for _________________ shares of common stock duly endorsed in blank and surrendered for the exercise price of the shares being purchased.*

____ I want to exercise my option by surrendering a sufficient number of shares of Common Stock issuable upon exercise of such option to pay the exercise price.*

          *The use of each of these alternatives is subject to the approval of XDOGS.COM, INC.

          Please prepare the stock certificate in the following name(s):

Sincerely,

------------------------------------
(Signature)


------------------------------------
(Print or Type Name)

Letter and consideration
received on _______________
(effective date of exercise)

                                    EXHIBIT B

                                 XDOGS.COM, INC.
               1999 DIRECTOR AND SPECIAL ADVISOR STOCK OPTION PLAN

                   DIRECTOR AND SPECIAL ADVISOR NON-STATUTORY
                             STOCK OPTION AGREEMENT

================================================================================

OPTIONEE:                            Kent A. Rodriguez

GRANT DATE:                                                     , 1999
                                     ---------------------------

NUMBER OF OPTION SHARES:             100,000 Shares

EXERCISE PRICE PER SHARE:            $         per Share
                                      --------

EXPIRATION DATE:                     [FIVE YEARS AFTER GRANT DATE]

================================================================================

     THIS AGREEMENT is made as of the Grant Date set forth above, by and between XDOGS.COM, Inc., a Nevada corporation (the "Company"), and the Optionee named above, who is a director of or special advisor to the Company (the "Optionee").

     The Company desires, by affording the Optionee an opportunity to purchase shares of its Common Stock, $0.01 par value per share (the "Common Stock"), as hereinafter provided, to carry out the purpose of the XDOGS.COM, Inc. 1999 Director and Special Advisor Stock Option Plan (the "Option Plan").

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the aggregate number of shares of Common Stock set forth above (the "Option Shares") (such number being subject to adjustment as provided in Section 8 hereof) on the terms and subject to the conditions set forth in this Agreement. This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Purchase Price. The per share purchase price of the Option Shares shall be the Exercise Price Per Share set forth above (such Exercise Price Per Share being subject to adjustment as provided in Section 8 hereof).

     3. Term and Exercise of Option.

          (a) The term of this Option shall commence on the Grant Date set forth above and shall continue until the Expiration Date set forth above, unless earlier terminated as provided herein. Except as otherwise provided herein, this Option may not be exercised prior to the first anniversary date of the Grant Date, at which time this Option will become exercisable in full.

          (b) To exercise this Option, the Optionee shall give written notice to the Company, to the attention of its President or other designated agent, in substantially the form attached hereto as Exhibit A, and the Optionee shall deliver payment in full for the Option Shares with respect to which this Option is then being exercised, as provided in Section 4(b) below.

          (c) Neither the Optionee nor the Optionee's legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any Option Shares for any purpose unless and until certificates for such Option Shares are issued to the Optionee or the Optionee's legal representatives, legatees or distributees under the terms of the Option Plan.

     4. Limitations on Exercise of Option.

          (a) Except as provided in Section 7 below, this Option may not be exercised unless the Optionee, at all times during the period beginning on the Grant Date and ending on the day ninety (90) days before the date of such exercise, shall have continuously served as a Director of the Company.

          (b) The exercise of this Option will be contingent upon receipt from the Optionee (or the purchaser acting under Section 7 below) of the full Exercise Price of such Option Shares. Payment of the Exercise Price shall be made in cash or by a certified or cashier's check. However, in its sole discretion, the Company may accept shares of Common Stock of the Company, including shares issuable upon the exercise of this Option, having an aggregate Fair Market Value on the date of exercise which is not less than the total Exercise Price, or a combination of cash and such shares of Common Stock, in payment of the Exercise Price. No Option Shares will be issued until full payment therefor has been made and the Optionee has executed any and all agreements that the Company may require the Optionee to execute.

          (c) The issuance of Option Shares upon the exercise of this Option shall be subject to all applicable laws, rules, and regulations. If, in the opinion of the Board of Directors of the Company or a Committee of the Board of Directors, (i) the listing, registration, or qualification of the Option Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any regulatory body, or (iii) an agreement of the Optionee with respect to the disposition of the Option Shares, is necessary or desirable as a condition to the issuance or sale of the Option Shares, this Option shall not be exercised and/or Option Shares shall not be sold unless and until such listing, registration, qualification, consent, approval or agreement is effected or obtained in form satisfactory to the Board of Directors or the Committee.

     5. Nontransferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

     6. Termination of Service. If the Optionee ceases to serve as a director of or special advisor to the Company or of an Affiliate for a reason other than the death of the Optionee, (i) any unvested portion of the Option shall terminate and be immediately forfeited, and neither the Optionee nor the Optionee's heirs, personal representatives, successors or assigns shall have any future rights with respect to such unvested portion of the Option, and (ii) the vested portion of this Option may be exercised, to the same extent that the Optionee would have been entitled to exercise it at the effective date of such termination, and it may be exercised within a period of one hundred eighty (180) days after the date of such termination of service as a Director or a special advisor, but in no case may the Option be exercised later than the Expiration Date set forth above.

     7. Death of Optionee. If the Optionee dies while the Optionee is a Director of or special advisor to the Company or of an Affiliate, and the Optionee had continuously served as a Director or special advisor since the Grant Date, (i) any unvested portion of the Option shall terminate and be immediately forfeited, and the Optionee's heirs, personal representatives, successors and assigns shall have no future rights with respect to such unvested portion of the Option, and
(ii) the vested portion of this Option may be exercised, to the same extent that the Optionee would have been entitled to exercise it at the date of death, and it may be exercised within a period of one (1) year after the date of death, but in no case may the Option be exercised later than the Expiration Date set forth above. Upon the Optionee's death, this Option shall be exercisable only by the executors or administrators of the Optionee or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     8. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares, or similar recapitalization of the Company, there shall be an appropriate and proportionate adjustment to the number of Option Shares and Exercise Price Per Share hereunder so that the Optionee shall receive for the aggregate Exercise Price paid by the Optionee upon exercise of the Option the number of shares the Optionee would have received if this Option had been exercised before such recapitalization event occurred. No adjustment shall be made under this Section 8 upon the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

     9. Immediate Acceleration of Option. Notwithstanding any provision in this Option to the contrary, this Option will become exercisable in full immediately if, subsequent to the Grant Date and before the Expiration Date set forth above, any of the following events shall occur while the Optionee is serving as a Director of the Company or of any Affiliate:

          (a) The sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

          (b) The sale or other transfer of greater than fifty percent (50%) of the then outstanding shares of the Company's Common Stock,

          (c) The merger, consolidation, or other combination of the Company with another entity in which the Company is not the surviving entity, or

          (d) The closing of a tender offer for the Company's Common Stock that results in the ownership by a person, entity, or group making the tender offer of greater than fifty percent (50%) of the then outstanding shares of Common Stock of the Company.

Notwithstanding any provision in the Option Plan or this Option Agreement to the contrary, the Board of Directors or the Committee shall not have the power or right, either before or after the occurrence of an event described in subparagraphs (a) through (d) above, to rescind, modify or amend the provisions of this Section 9 without the consent of the Optionee.

     10. No Right to Continue to Serve. This Option will not confer upon the Optionee any right to continue to serve as a Director of the Company, nor will it interfere in any way with the Company's right to terminate the Optionee's service as a Director at any time.

     11. Interpretation. The interpretation and construction of any provision of the Option Plan and this Option shall be made by the Board of Directors or the Committee and shall be final, conclusive and binding on the Optionee and all other persons.

     12. Definitions; Option Plan Governs. Any capitalized term used herein that is not expressly defined herein shall have the meaning ascribed to it in the Option Plan. This Option is in all respects subject to and governed by all of the provisions of the Option Plan.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name by its duly authorized officer, and the Optionee has executed this Agreement as of the Grant Date set forth above.

          COMPANY:                  XDOGS.COM, INC.

                                    By
                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Name Typed or Printed

                                    Its
                                    --------------------------------------------
                                    Title Typed or Printed

          OPTIONEE:


                                    --------------------------------------------
                                    Kent A. Rodriguez

                                    Address:

                                    7020 Lanham Lane
                                    Edina, MN 55439

                                    SSN:  ______ - _____ - ______

                                    EXHIBIT A
                              NOTICE OF EXERCISE OF
                                  STOCK OPTION

TO:

FROM:

DATE:

RE:  Exercise of Stock Option

     I hereby exercise my option to purchase shares of Common Stock at $___________ per share (total exercise price of $ ). This notice is given in accordance with the terms of my Director and Special Advisor Non-Statutory Stock Option Agreement ("Agreement") dated , 19__. The option price and vested amount is in accordance with Sections 2 and 3 of the Agreement.

Check one:

[ ] Attached is cash or a cashier's or certified check payable to XDOGS.COM, Inc. for the total exercise price of the shares being purchased.

[ ] Attached is a certificate(s) for shares of common stock duly endorsed in blank and surrendered for the exercise price of the shares being purchased.*

[ ] I wish to exercise my option by surrendering a sufficient number of shares of Common Stock issuable upon exercise of such option to pay the exercise price.*

     * The use of each of these alternatives is subject to the approval of XDOGS.COM, Inc.

     Please prepare the stock certificate in the following name(s):

Sincerely,


------------------------------------
(Signature)


------------------------------------
(Print or Type Name)

Letter and consideration
received on ____________, 19__
(effective date of exercise)


By:
------------------------------------
Name:
------------------------------------
Title:
------------------------------------